UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2015

Towers Watson & Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34594	27-0676603
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

901 N. Glebe Road
Arlington, VA	22203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 258-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

The Merger

On June 29, 2015, Towers Watson & Co., a Delaware corporation (“Towers Watson”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Towers Watson, Willis Group Holdings plc, an Irish public limited company (“Willis”), and Citadel Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Willis (“Merger Sub”).

Subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Towers Watson (the “Merger”), with Towers Watson surviving the Merger as a subsidiary of Willis.

At the effective time of the Merger, each share of Class A common stock, par value $0.01 per share, of Towers Watson (the “TW Common Stock”) issued and outstanding immediately prior to the Merger (other than shares held by Towers Watson, Willis, or Merger Sub and dissenting shares) will be converted into the right to receive 2.6490 validly issued, fully paid and nonassessable ordinary shares of Willis.  In addition, Towers Watson intends to declare and pay a pre-Merger special dividend in an amount equal to $4.87 per share of TW Common Stock, payable to holders of record of TW Common Stock prior to the closing date.

Concurrently with the execution of the Agreement, Towers Watson and entities associated with ValueAct Capital Management (“ValueAct”), beneficial owners of approximately 10.3% of Willis’s ordinary shares, entered into a Voting Agreement (the “Voting Agreement”) pursuant to which, among other things, ValueAct agreed to support the transactions contemplated by the Merger Agreement (the “Transactions”), including the Merger, by voting all ordinary shares of Willis owned by ValueAct in favor of the Transactions.  ValueAct also agreed not to enter into any voting agreement or voting trust or grant a proxy which is inconsistent with its obligations to vote in favor of the Transactions.

Conditions to the Merger

Each of Willis’s and Towers Watson’s obligation to consummate the Merger is subject to a number of conditions, including, among others, the following, as further described in the Merger Agreement: (i) approval of Willis shareholders of the issuance of Willis ordinary shares in the Merger, (ii) approval of Towers Watson stockholders of the adoption of the Merger Agreement, (iii) effectiveness of the registration statement relating to the transaction, (iv) absence of specified adverse laws or orders, (v) expiration of the waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 as amended and the receipt and effectiveness of specified consents of, or filings with government entities, (vi) the Willis ordinary shares to be issued in the Merger being approved for listing on the New York Stock Exchange and/or the NASDAQ, (vii) the representations and warranties of the other party being true and correct, subject to the materiality standards contained in the Merger Agreement, (viii) Willis not, as a result of change in law, being treated as a domestic corporation for U.S. federal income tax purposes as of or after the closing date, (ix) receipt by both parties of a tax opinion from each of their respective legal counsel, (x) material compliance by the other party with its covenants and (xi) no material adverse effect having occurred with respect to the other party since the signing of the Merger Agreement.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations, warranties and covenants by Willis, Merger Sub and Towers Watson. The Merger Agreement also contains customary pre-closing covenants, including the obligation of Willis and Towers Watson to conduct their respective businesses in the ordinary course consistent with past practice and to refrain from taking specified actions without the consent of the other party. Each of Willis and Towers Watson has agreed not to solicit any offer or proposal for specified alternative transactions, or, subject to certain exceptions relating to the receipt of unsolicited offers that may be deemed to be “superior proposals” (as defined in the Merger Agreement), to participate in discussions or engage in negotiations regarding such an offer or proposal with, or furnish any nonpublic information regarding such an offer or proposal to, any person that has made such an offer or proposal.

The Merger Agreement provides that following the Merger, subject to the applicable approvals by Willis shareholders at a special meeting of Willis shareholders, Willis will effect (i) a consolidation (i.e., a reverse stock split under Irish law) of Willis ordinary shares whereby every 2.6490 Willis ordinary shares will be consolidated into one Willis ordinary share and (ii) an amendment to its Constitution and other organizational documents to change its name from Willis Group Holdings plc to “Willis Towers Watson plc”.

Pursuant to the Merger Agreement, at the closing, the board of directors of Willis will be composed of twelve (12) directors of which six (6) shall be designated by Willis and six (6) shall be designated by Towers Watson. In addition, at the closing, Dominic Casserley will resign as Chief Executive Officer of Willis and be appointed President and Deputy Chief Executive Officer, and John J. Haley will be appointed Chief Executive Officer of the combined company.

Termination and Termination Fees

The Merger Agreement contains certain customary termination rights for each of Willis and Towers Watson, including, among others, in the event that (i) Towers Watson’s stockholders fail to adopt the Merger Agreement or Willis’s shareholders fail to approve the issuance of Willis ordinary shares, (ii)  the board of directors of the other party changes its recommendation, in the case of Towers Watson, to adopt the Merger Agreement, and, in the case of Willis, to approve the issuance of Willis ordinary shares, (iii) the other party materially breaches the no-shop or (iv) the Merger has not occurred by March 31, 2016. In certain reciprocal circumstances, upon termination of the Merger Agreement, Willis or Towers Watson may be required to pay a termination fee of $255 million to the other party or reimburse the other party's out-of-pocket fees and expenses up to $45 million.

The foregoing description of the Merger, the Merger Agreement and the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and Voting Agreement (together, the “Agreements”), copies of which are attached hereto as Exhibit 2.1 and Exhibit 10.1, and the terms of which are incorporated herein by reference. The representations and warranties contained in the Agreements were made only for the purposes of the Agreements as of specific dates, are solely for the benefit of the parties, and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to investors or stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Agreements and should not be relied upon as a disclosure of factual information relating to Towers Watson or Willis. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreements, which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01                                           Regulation FD Disclosure.

On June 30, 2015, Willis and Towers Watson issued a joint press release announcing, among other things, the entry into the Merger Agreement. A copy of this press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01.                                        Other Events.

On June 30, 2015, Towers Watson (i) made a presentation (ii) made a Fact Sheet publically available, and (iii) posted a description of the Merger on a transaction website willisandtowerswatson.mergerannouncement.com, a screenshot of which is attached, in each case, in connection with the Merger. Copies of each of the foregoing are furnished as Exhibits 99.2, 99.3 and 99.4, respectively, hereto and are incorporated herein by reference.

The information furnished in Item 7.01 and Item 8.01 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01                                           Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this Report.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger by and among Willis Group Holdings plc, Citadel Merger Sub, Inc., and Towers Watson & Co., dated as of June 29, 2015.

10.1*

Voting Agreement, dated as of June 29, 2015, by and between Towers Watson & Co. and ValueAct Capital Master Fund, L.P., VA Partners I, LLC, ValueAct Capital Management, L.P, ValueAct Capital Management, LLC, ValueAct Holdings, L.P. and ValueAct Holdings GP, LLC.

99.1	Press Release, dated June 30, 2015, of Towers Watson & Co. and Willis Group Holdings plc.

99.2	Investor Presentation, dated June 30, 2015.

99.3	Fact Sheet, dated June 30, 2015.

99.4	Screenshot of Transaction Website Homepage, posted June 30, 2015.

*                 Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

* * *

Important Information Will be Filed with the SEC

Willis plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction. Willis and Towers Watson plan to file with the SEC and mail to their respective shareholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about Willis, Towers Watson, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they are available.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Willis and Towers Watson through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Willis or Towers Watson at the following:

WILLIS	TOWERS WATSON
200 Liberty Street, 7th Floor	901 N. Glebe Road
New York, NY 10281-1003	Arlington, VA 22203
Attention: Investor Relations	Attention: Investor Relations
(212) 915-8084	(703) 258-8000
investor.relations@willis.com	investor.relations@towerswatson.com

Willis and Towers Watson, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding the directors and executive officers of Willis, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Willis’s Form 10-K for the year ended December 31, 2014 and its proxy statement filed on April 17, 2015, which are filed with the SEC. Information regarding Towers Watson’s directors and executive officers, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Towers Watson’s Form 10-K for the year ended June 30, 2014 and its proxy statement filed on October 3, 2014, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This document contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Willis or Towers Watson management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected.  Willis and Towers Watson undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the proposed transaction on the proposed terms and schedule; the ability of Willis and Towers Watson to successfully integrate their respective operations and employees and realize synergies and cost savings at the times, and to the extent, anticipated; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; significant competition that Willis and Towers Watson face; compliance with extensive government regulation; the combined company’s ability to make acquisitions and its ability to integrate or manage such acquired businesses; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of Willis’s and Towers Watson’s Form 10-K and other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERS WATSON & CO.

Dated: June 30, 2015	By:	/s/ Kirkland L. Hicks
	Name:	Kirkland L. Hicks
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Agreement and Plan of Merger by and among Willis Group Holdings plc, Citadel Merger Sub, Inc., and Towers Watson & Co., dated as of June 29, 2015.

10.1*

Voting Agreement, dated as of June 29, 2015, by and between Towers Watson & Co. and ValueAct Capital Master Fund, L.P., VA Partners I, LLC, ValueAct Capital Management, L.P, ValueAct Capital Management, LLC, ValueAct Holdings, L.P. and ValueAct Holdings GP, LLC.

99.1	Press Release, dated June 30, 2015, of Towers Watson & Co. and Willis Group Holdings plc.

99.2	Investor Presentation, dated June 30, 2015.

99.3	Fact Sheet, dated June 30, 2015.

99.4	Screenshot of Transaction Website Homepage, posted June 30, 2015.

*                 Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.